UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2022

Movano Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Koll Center Parkway, Pleasanton, CA	94566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 651-3172

6200 Stoneridge Mall Rd., Suite 300, Pleasanton, CA, 94588

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2022, the Board of Directors (the “Board”) of Movano Inc. (the “Company”) approved an increase in the size of the Board from five to six directors and appointed Nan Kirsten Forte as a Class III director to fill the resulting vacancy. Ms. Forte will hold office until the Company’s Annual Meeting of Stockholders to be held in 2024 and until her successor is elected and qualified or until her earlier resignation, retirement, disqualification or removal. Ms. Forte has also been appointed to serve as the Chair of the newly established Corporate Development Committee of the Board.

In connection with her appointment, Ms. Forte was granted options to purchase 420,000 shares of the Company’s common stock, par value $0.0001 pursuant to the Company’s 2019 Omnibus Incentive Plan. The Company and Ms. Forte will enter into the Company’s standard form of indemnification agreement for directors, a copy of which was previously filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333- 252671) filed with the Securities and Exchange Commission on February 2, 2021 and is incorporated herein by reference.

Item 8.01 Other Events.

On April 18, 2022, the Company issued a press release announcing certain of the matters described in Item 5.02 of this Current Report on Form 8-K. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are listed below and incorporated herein by reference.

Exhibit No.	Description
99.1	Press release, dated April 18, 2022, issued by Movano Inc., furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movano Inc.

Date: April 18, 2022	By:	/s/ Jeremy Cogan
	Name:	Jeremy Cogan
	Title:	Chief Financial Officer

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